ARTHUR
                                    ANDERSEN


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report included (or incorporated by reference) in Synetic, Inc.'s Form 10-K for the year ended June 30, 1996 and to all references to our Firm included in this registration statement.


                                               /s/ Arthur Andersen LLP

                                               ARTHUR ANDERSEN LLP


New York, New York
September 15, 1997